Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
The Company has evaluated subsequent events through the filing of this Quarterly Report on Form 10-Q, and determined that there have not been any events that have occurred that would require adjustments to, or disclosures in the consolidated financial statements, except for as previously disclosed or disclosed below.
On August 4, 2016, the Company's board has approved the exchange of 1,726,323 OP Units on a one-for one basis for 1,726,323 of Company’s Common Stock, which will occur in third quarter 2016.
Merger Agreement
On August 8, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Realty Capital Global Trust II, Inc. (“Global Trust II”), American Realty Capital Global II Operating Partnership, L.P. (“Global OP II”) (collectively “Global II”) and Mayflower Acquisition LLC, a Maryland limited liability company and a wholly owned subsidiary of the Company.
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the merger, each outstanding share of Common Stock, including restricted shares of Common Stock, of Global Trust II, $0.01 par value per share, other than shares owned by the Company, any subsidiary of the Company or any wholly owned subsidiary of Global Trust II, will be converted into the right to receive 2.27 shares of Common Stock of the Company, par value $0.01 per share, at the effective time of the merger. Additionally, each outstanding unit of limited partnership interest and Class B interest of Global OP II issued and outstanding immediately prior to the merger will be converted into 2.27 shares of Company Common Stock, at the effective time of the merger.
The completion of the merger is subject to various conditions, including, among other things, the approval of the merger and the other transactions contemplated by the Merger Agreement by the affirmative vote of a majority of the votes of the Company’s common stockholders cast at a meeting of the Company's common stockholders, a quorum being present, and the approval of the merger and the other transactions contemplated by the Merger Agreement by the common stockholders of Global Trust II holding a majority of the outstanding shares of Global Trust II. Each party’s obligation to consummate the merger is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the merger agreement, including, among other things, the Company’s obligation to prepare and file a registration statement on Form S-4 to register the offer and sale of shares of Company Common Stock to be issued pursuant to the merger agreement.
The Company and Global II have made certain customary representations and warranties and covenants for transactions of this type, including with respect to the conduct of business by each of the Company and Global II prior to the closing. Notably, under the terms of the merger agreement, Global II may initiate, solicit, provide information and enter into discussions concerning proposals relating to alternative business combination transactions until September 22, 2016 (“Go Shop Period”), and thereafter, until the receipt of the approval of the merger and the Merger Agreement by the stockholders of Global Trust II., Global II may continue to participate in such discussions with any third party who submitted a bona fide proposal prior to the end of the Go Shop Period that has not been withdrawn and where the special committee of the Global II’s board of directors has determined in good faith that such proposal has resulted in, or would be reasonably expected to lead to, a Superior Proposal (as defined in the Merger Agreement). Following the Go Shop Period, certain covenants prohibit Global Trust II from initiating, soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.
The Merger Agreement also includes certain termination rights for both the Company and Global II and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company or Global II may be required to pay to the other party reasonable out-of-pocket transaction expenses up to an aggregate amount of $5.0 million.
If Global II, or the Company in certain circumstances, terminates the Merger Agreement, Global II would be required to pay the Company a termination fee equal to $6.0 million, or a termination fee equal to $1.2 million in the case of a termination due to Global II’s entry into and recommendation of a qualified Superior Proposal within fifteen (15) days after the end of the Go Shop Period as described in the merger agreement.
The Company and Global II each were sponsored, directly or indirectly, by the Sponsor. The Sponsor and its affiliates provide investment and advisory services to the Company and Global II pursuant to written advisory agreements. In connection with, and subject to the terms and conditions of, the Merger Agreement, the Sponsor and its affiliates will have the vesting of certain of their restricted interests in Global Trust II and Global OP II accelerated.
On August 8, 2016, the Company, through the OP, executed a bridge facility commitment letter (“Bridge Commitment”) in connection with the merger transaction for a total commitment of $150.0 million for a term of 364 days from date of the merger transaction. Amounts drawn on the Bridge Commitment are subject to interest at Libor plus 3.25% per annum with a minimum floor of 4.00%. The margin rate of 3.25% per annum will increase by 0.75% 90 days after the date of funding and increases by 0.75% every 90 days thereafter with a maximum increase rate of 2.25%. The Bridge Commitment requires a 1.50% fee of the commitment amount upon execution and a fee equal to 0.375% of the commitments 180 days after signing. The Bridge Commitment is subject to a duration fee of 1.0% on outstanding draws 90 days after the date of funding. In addition, the Bridge Commitment requires a repayment fee of 0.5% on repayments made within 30 days of funding and a repayment fee of 1.0% fee on repayments made after 30 days after funding. The Bridge Commitment is subject to cross default provisions with the Company’s Credit Facility.
As of June 30, 2016, Global II owns 16 properties with an aggregate of 4.2 million rentable square feet with properties located in the United States, United Kingdom, France, Germany, The Netherlands and Luxembourg.

Subsequent Events
The Company has evaluated subsequent events through the filing of this Annual Report on Form 10-K, and determined that there have not been any events that have occurred that would require adjustments to, or disclosures in, the consolidated financial statements, except for as previously disclosed.